UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2007 (August 23, 2007)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-3978906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 23, 2007, Anthracite Capital, Inc. (the "Company") issued a press release announcing that it intends to offer, subject to market conditions and other factors, convertible senior notes due 2027 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 24, 2007, the Company issued a press release announcing the pricing of its private offering of convertible senior notes due 2027.  A copy of this press release is attached as Exhibit 99.2  to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Document
99.1	Press Release dated August 23, 2007
99.2	Press Release dated August 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:	/s/ James J. Lillis
Name:	James J. Lillis
Title:	Chief Financial Officer and Treasurer

Dated: August 24, 2007